UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2006

Stockgroup Information Systems Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-23687	84-1379282
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

# 500 - 750 W. Pender Street, Vancouver, British Columbia, Canada V6C 2T7
(Address of principal executive offices) (Zip Code)

(604) 331-0995
(Registrant's telephone number, including area code)

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

     On November 10, 2006, Stockgroup Information Systems Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its new StockStreamTM web-based portfolio management product. StockgroupTM launched the product at its thought-leadership conference in Toronto on November 7, 2006, which was co-sponsored by Microsoft. The press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 10, 2006 announcing new product

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2006

Stockgroup Information Systems Inc.
(Registrant)

By: /s/ Susan Lovell
Susan Lovell
Chief Financial Officer